DRAFT #4 Exhibit 99.1

SEPTEMBER 13, 2023

Kiromic BioPharma Common Stock to Begin Trading on the OTC Pink Sheets on September 14

KRBP Suspended from Trading on Nasdaq

HOUSTON (September 13, 2023) – Kiromic BioPharma (NASDAQ: KRBP) (“Kiromic” or the “Company”), a clinical-stage, fully-integrated biotherapeutics company using its proprietary DIAMOND® artificial intelligence and data mining platform to develop cell therapies with a focus on immuno-oncology, announces that on September 12, 2023 it received formal notice from the NASDAQ Stock Market that the Company’s common stock has been suspended from trading on the Nasdaq Capital Market effective September 14, 2023, due to failure to demonstrate compliance with Listing Rule 5550(b)(1).

The Company’s common stock will be quoted on the Pink Sheets platform operated by OTC Markets Group Inc. (the “OTC”) and will commence trading on September 14, 2023 at the market open under the “KRBP” ticker symbol.

The Company’s stock will be quoted on the OTC Pink® Open Market while it pursues an uplisting to the OTCQB exchange.

Kiromic remains committed to maintaining transparency with its shareholders. While the reporting requirements are different on the OTC Pink Sheets, the Company will continue to file regular financial statements and provide updates consistent with Nasdaq requirements and past practices.

About Kiromic BioPharma

Kiromic BioPharma, Inc. is a clinical-stage, fully integrated biotherapeutics company using its proprietary DIAMOND® artificial intelligence (AI) 2.0 target discovery engine to develop and commercialize cell therapies focusing on immuno-oncology. Kiromic is developing a multi-indication allogeneic cell therapy platform that exploits the natural potency of Gamma Delta T-cells to target solid cancers. Kiromic’s DIAMOND® AI is where data science meets target identification to dramatically compress the years and hundreds of millions of dollars required to develop a live drug. The Company maintains offices in Houston, Texas. To learn more, visit www.kiromic.com and connect with us on Twitter and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Kiromic makes such forward-looking statements pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “will,”

SMRH:4875-9953-4207.1	-1-

“potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding: Kiromic’s ability to achieve its objectives and Kiromic’s financing strategy and availability of funds. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in our Annual Report on Form 10-K for the year ended December 31, 2022, and as detailed from time to time in our other SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

Contacts:

Kiromic BioPharma

Linda Phelan Dyson, MPH

Global Head, Corporate Communications

ldyson@kiromic.com
281-468-7683

LHA Investor Relations

Tirth T. Patel

tpatel@lhai.com

212-201-6614

# # #

SMRH:4875-9953-4207.1	-2-